UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2013

POLYPORE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or Other  Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350,
Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409
(Registrant’s Telephone Number Including Area Code)

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 24, 2013, Polypore International, Inc. (the “Company”) announced that the U.S. Supreme Court declined to hear the Company’s petition for review of the 11th Circuit Court of Appeals’ Opinion upholding the Federal Trade Commission’s Order requiring the Company to divest its Microporous assets. With the Supreme Court’s decision not to hear the appeal, the divestiture provisions of the Order, which were stayed pending appeal, will now go into effect.

As announced in October 2012, the Company has already retained Wells Fargo Securities, LLC to assist in evaluating alternatives for these assets, which include the Microporous lead-acid battery separator facilities in Piney Flats, Tennessee, and Feistritz, Austria.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Polypore International, Inc., dated June 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: June 24, 2013	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer